UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 27, 2023

JAMES RIVER GROUP HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36777	98-0585280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM08, Bermuda
(Address of principal executive offices)
(Zip Code)
 (441) 278-4580
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0002 per share	JRVR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On July 27, 2023, James River Group Holdings, Ltd. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders elected Dennis J. Langwell, Peter B. Migliorato and Ollie L. Sherman, Jr. as Class II directors for a one-year term to hold office until the 2024 general meeting of shareholders and elected Frank N. D’Orazio as a Class III director for a one-year term to hold office until the 2024 general meeting of shareholders. The Company’s shareholders also approved (i) the re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2024 annual general meeting of shareholders and authorization of our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration, and (ii) the 2022 compensation of the Company’s named executive officers on a non-binding, advisory basis.
The following is a summary of the voting results for each matter presented to the shareholders at the Annual Meeting:
Proposal 1 – Election of Directors:

Director	For	Against	Abstain	Broker Non-Votes
1a. Dennis J. Langwell, as a Class II director	38,032,844	740,604	5,007	1,384,819
1b. Peter B. Migliorato, as a Class II director	38,032,844	740,604	5,007	1,384,819
1c. Ollie L. Sherman, Jr., as a Class II director	36,227,177	2,546,271	5,007	1,384,819
1d. Frank N. D’Orazio, as a Class III director	38,336,321	429,088	13,046	1,384,819
Proposal 2 - The re-appointment of Ernst & Young LLP:

For	Against	Abstain	Broker Non-Votes
39,718,028	427,520	17,726	0
Proposal 3 - The approval of the 2022 compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
37,359,151	1,399,195	20,109	1,384,819

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER GROUP HOLDINGS, LTD.

Dated: July 28, 2023	By: /s/ Sarah C. Doran
Sarah C. Doran
Chief Financial Officer